Exhibit 10.33

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

February 3, 2023

Senti Biosciences, Inc. 2 Corporate Drive
South San Francisco, CA 94080
Attn: Chief Executive Officer
Email: [***]

Senti Biosciences, Inc.
2 Corporate Drive
South San Francisco, CA 94080
Attn: Director, Intellectual Property
Email: [***]

Senti Biosciences, Inc.
2 Corporate Drive
South San Francisco, CA 94080
Attn: SVP, Head of Legal Affairs
Email: [***]

Re: Collaboration and Option Agreement

Dear Tim Lu,

This letter ("Side Letter") relates to agreements between Senti Biosciences, Inc. ("Senti") and BlueRock Therapeutics LP (“BlueRock”) with respect to the Collaboration and Option Agreement between Senti and BlueRock dated May 21, 2021 (the “Agreement”). Any capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the Agreement.

Pursuant to the Agreement, Senti has transferred to BlueRock a number of plasmids encoding Collaboration Gene Circuits, including a plasmid comprising the Collaboration Gene Circuit [***] (Senti Ref. No. [***] BlueRock Ref. No. [***]), hereinafter called [***] to be used by BlueRock solely to conduct the activities assigned to BlueRock under the Research Plan.

BlueRock desires to transfer a research grade [***] to [***] to have [***] make, on behalf of BlueRock, an [***] containing [***] of [***] (“[***]”) using processing conditions and with process components that would meet requirements for cGMP intermediates. BlueRock plans to have [***] transfer such [***] to BlueRock (collectively, the "[***] Activities") so that BlueRock may use the [***] of the [***] (“[***] and to [***] with such [***] to establish and characterize [***] that expresses such [***] Collaboration Gene Circuit (“such [***]), and such activities, the “BlueRock Activities”). BlueRock shall not have any other rights to use such [***] or [***], including any downstream use or processing such as [***], except as expressly stated herein.

Pursuant to Section 3.10 of the Agreement, BlueRock is requesting Senti’s written consent to transfer the [***] to [***] for [***] to perform the [***]. Upon mutual execution of this Side Letter, subject to the terms and conditions below, Senti grants its consent solely for [***] to conduct the [***]. Subject to the terms and conditions below and BlueRock’s provision to Senti, by [***], of the experimental timeline for the BlueRock Activities and [***], Senti grants its consent for BlueRock to conduct the BlueRock Activities as of the date of such provision.

1.With respect to [***] and [***], Section 3.5 of the Agreement will apply, mutatis mutandis.

2.Unless otherwise agreed by Senti and BlueRock, upon the earlier of (a) the expiration of the Term with respect to the [***] Collaboration Program in accordance with Section 10.1(a) or 10.1(b)(iii), (b) any breach of the terms and conditions set forth in this Side Letter by BlueRock and BlueRock’s failure to cure such breach in accordance with the terms set forth under Section 10.3 of the Agreement, mutatis mutandis, (c) BlueRock’s reasonable determination that the [***] has failed to achieve the [***], and (d) [***], if BlueRock has not exercised the Option for [***] by such date (each of (a), (b), (c), and (d), a “BlueRock Triggering Event”), BlueRock shall promptly destroy, and have [***] destroy, all material, data and results, including any [***] and [***], generated in the performance of the [***] and/or BlueRock Activities, and shall certify in writing such destruction.

3.Notwithstanding anything to the contrary in the Agreement, in the event of a BlueRock Triggering Event, all data and results generated by [***] and BlueRock in connection with the [***] or BlueRock Activities shall not constitute BlueRock Other Program IP, unless BlueRock [***] in accordance with this Side Letter.

4.Before [***] is permitted to conduct any [***], BlueRock shall, at BlueRock’s option, either (i) enter into a three-party letter agreement between BlueRock, Senti and [***] to bind [***] to the terms as set forth herein, or (ii) enter into a written agreement with [***] binding [***] to the terms set forth herein that are applicable to the [***].

5.Notwithstanding the applicable Option Exercise Period, BlueRock shall exercise its Option for [***] no later than the earlier of (a) BlueRock’s reasonable determination [***], and (b) [***].

This Side Letter may be executed in two or more counterparts, each of which will be deemed an original, and all of which together, will constitute one and the same instrument. This Side Letter, in conjunction with the Agreement, sets forth the entire agreement between the Parties as to the subject matter hereof. This Side Letter and all disputes arising out of or related to this Side Letter, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, will be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, without reference to its conflict of law principles. No provisions of this Side Letter are intended or will be construed to confer upon or give to any person or entity, other than Senti and BlueRock, any rights, remedies or other benefits under or by reason of this Side Letter.

If the foregoing accurately sets forth the agreement of the Parties with respect to the subject hereof, kindly indicate your acknowledgment, consent, and agreed thereto by countersigning below and returning an executed copy of this Side Letter Agreement to the undersigned.

[Signature page follows.]

Sincerely,

BlueRock Therapeutics

/s/ Stefan Irion

		By:	Stefan Irion

		Title	Senior Vice President, Research

Acknowledged, Consented to, and Agreed:

Senti Biosciences, Inc.

/s/ Tim Lu

By:	Tim Lu

Title	CEO